                                                               EXHIBIT 10.44








                                October 26, 1998


CERTIFIED MAIL
RETURN RECEIPT REQUESTED


Foothill Capital Corporation
11111 Santa Monica Boulevard
Los Angeles, California  90025

Dear Ladies and Gentlemen:


         1. Radio Unica Corp. (the "Junior Secured Party") hereby acknowledges the rights of Foothill Capital Corporation (the "Senior Secured Party") as first priority secured creditor in all of the assets and other properties of the Debtors (as hereinafter defined) under the Amended and Restated Loan and Security Agreement, dated as of July 1, 1997, entered into between Senior Secured Party and Children's Broadcasting Corporation ("CBC"), as amended by that certain Amendment Number One to Amended and Restated Loan and Security Agreement dated as of September 24, 1997, by that certain Amendment Number Two to Amended and Restated Loan and Security Agreement dated as of March 13, 1998, by that certain Amendment Number Three to Amended and Restated Loan and Security Agreement dated as of May 21, 1998, and by that certain Amendment Number Four to Amended and Restated Loan and Security Agreement dated as of October 1, 1998, as the same may from time to time be amended, modified, renewed, extended, replaced or restated (and together with all other agreements, instruments, and documents now existing or hereafter entered into or arising between Senior Secured Party and CBC and any of its affiliates, the "Loan Agreement"), including, without limitation, the Senior Secured Party's first priority security interest in and to the Collateral (as defined in the Loan Agreement, and hereinafter the "Senior Secured Collateral").

         2. Children's Radio of Dallas, Inc., a Minnesota corporation, Children's Radio of Phoenix, a Minnesota corporation, Children's Radio of New York, a New Jersey corporation, KAHZ-AM, Inc., a Minnesota corporation, KIDR-AM, Inc., a Minnesota corporation, and



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Foothill Capital Corporation                                October 26, 1998
                                                                       Page 2


WJDM-AM, Inc., a Minnesota corporation (collectively, the "Debtors"), the Junior Secured Party, and CBC are parties to an Asset Purchase Agreement,
dated as of October   , 1998 (and together with any and all other agreements,
instruments and documents now existing or hereafter entered into or arising between any of Debtors, CBC, and any of their affiliates and the Junior
Secured Party or any of its affiliates, collectively, the "APA"). You are hereby notified that Junior Secured Party, under a Security Agreement, dated
October   , 1998, to which each of the Debtors is a party (the "Security
Agreement"), a copy of which is attached hereto as Exhibit A, has a security interest in and to the Collateral (as defined in the Security Agreement, and hereinafter the "Junior Secured Collateral"), which includes, without limitation, each of the shares of stock held by Senior Secured Party as pledgee, including the stock of any of the wholly owned subsidiaries of Debtors, and listed on Exhibit B hereto and each instrument listed on Exhibit
C hereto and all other shares, securities, money, instruments, chattel paper or other property of any Debtor held by you at any time (the "Pledged Property"). We hereby notify you, pursuant to section 8301 and section 9305 of the Uniform Commercial Code, that the Junior Secured Party has, and each of the Debtors hereby confirm its grant to the Junior Secured Party of, a security interest in the Pledged Property (whether now existing or hereafter acquired) to secure the Obligations (as defined in the Security Agreement). You hereby consent to such junior lien subject to your first priority security interest in the Junior Secured Collateral, and acknowledge that you hold the Pledged Property for the Junior Secured Party for the limited purpose of perfecting the security interest of the Junior Secured Party in the Pledged Property. Junior Secured Party hereby agrees and acknowledges that, if and to the extent that Junior Secured Party shall from time to time come in to possession of any property of CBC, any of the Debtors, or any of their affiliates not subject to the security interest of Junior Secured Party as Junior Secured Collateral under the Security Agreement, Junior Secured Party shall immediately deliver possession of any such property in its possession to Senior Secured Creditor or its designated agent.

         3. The Junior Secured Party agrees that, upon the occurrence of an event of default or other event under the Loan Agreement or the APA (and Junior Secured party agrees to promptly notify Senior Secured Party thereof) which event of default or other event would give rise to the remedies of Junior Secured Party under the APA or the right of any party thereto to terminate the APA, the Junior Secured Party shall not exercise any of its rights or remedies (including, but not limited to, filing by Junior Secured Party of, or the joining in the filing by any other person of, an involuntary bankruptcy or insolvency proceeding against CBC, any Debtor, or any of their affiliates), or accept any payment for whatever reason from CBC, any of the Debtors, or any of their affiliates, under the Security Agreement or otherwise, for a period of one hundred eighty (180) days (a "Stand Down Period") following notice of a request to commence a Stand Down Period delivered by the Senior Secured Party to the Junior Secured Party in accordance with the provisions of paragraph 6 below. Any payment received by Junior Secured Party in contravention of this agreement shall be held in trust for and promptly turned over to


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Foothill Capital Corporation                                October 26, 1998
                                                                      Page 3


Senior Secured Party. Nothing in this agreement is intended to preclude Junior Secured Party from the exercise of its remedies as an unsecured creditor under the APA.

         4. Any UCC collection, sale, or other disposition of Junior Secured Collateral by Senior Secured Party shall be free and clear of any security interest, lien, claim, or offset of Junior Secured Party in such Junior Secured Collateral, provided, that, without any demand therefor, the Senior Secured Party shall remit all proceeds of any such disposition of the Junior Secured Collateral in excess of the amount owing to the Senior Secured Party, if any, to the Junior Secured Party; any UCC collection, sale, or other disposition by Senior Secured Party of any Senior Secured Collateral not subject to the security interest of Junior Secured Party as Junior Secured Collateral under the Security Agreement shall be free and clear of any security interest, lien, claim, or offset of Junior Secured Party in such Senior Secured Collateral (and Junior Secured Party shall not have a security interest or lien therein in the first instance); and, any UCC collection, sale, or other disposition of Junior Secured Collateral by Junior Secured Party shall be subject to the senior security interest of Senior Secured Party in such Junior Secured Collateral, unless Senior Secured Party otherwise agrees in writing. To the extent reasonably requested by Senior Secured Party, Junior Secured Party will cooperate in providing any necessary or appropriate releases to permit a collection, sale, or other disposition of Junior Secured Collateral by Senior Secured Party free and clear of Junior Secured Party's junior security interest.

         5. Without limiting any otherwise applicable provision of this agreement, and in addition thereto, Junior Secured Party shall not exercise any remedy (with the exception of exercising its remedy to specifically enforce its rights to acquire the Stations (as defined in the APA) under the APA), under the Security Agreement or otherwise, against the Senior Secured Collateral, or against CBC, any Debtor, or any of their affiliates, without first notifying Senior Secured Party in writing of its intention to do so, and waiting until the earlier of (a) fifteen (15) business days after giving such notice, (b) receipt of written notice from Senior Secured Party requesting a Stand Down Period pursuant to the provisions of paragraph 3, or (c) receipt of written notice from Senior Secured Party that Senior Secured Party does not intend to exercise the purchase option set forth below in this section. Within any such waiting period (including without limitation any subsequent Stand Down Period), Senior Secured Party may, by irrevocable notice to Junior Secured Party, elect at Senior Secured Party's option to purchase at par, as more particularly set forth below, the claims of Junior Secured Party. The purchase price payable with respect to the exercise of such purchase option promptly shall be paid by Senior Secured Party to Junior Secured Party, and in any event within five (5) business days of electing such option, in cash, and shall consist of 100% of all amounts due to Junior Secured Party under the APA, whereupon Junior Secured Party shall assign to Senior Secured Party, without any representation, recourse, or warranty whatsoever, all its right, title, and interest with respect to the APA and the Security Agreement, at no transactional expense to Senior Secured Party.


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Foothill Capital Corporation                                October 26, 1998
                                                                      Page 4


         6. In the event of any dispute concerning the meaning or interpretation of this letter agreement that results in litigation, or in the event of any litigation by a party to enforce the provisions hereof, the prevailing party shall be entitled to recover from the non-prevailing party its reasonable attorneys fees and disbursements, and any actual court costs incurred. Each of CBC and the Debtors hereby acknowledges and agrees that it has no rights under this agreement and that it is not a third party beneficiary of this agreement.

         7. Senior Secured Party may enter into amendments, modifications, renewals or extensions of the Loan Agreement and its other agreements, instruments, or documents with CBC, the Debtors, or any of their affiliates, or may increase or decrease the credit facilities, the amount of any payments, or any other financial assistance made available by it to CBC or its affiliates, without in any way affecting the rights and obligations of the Junior Secured Party under this agreement.

         8. This agreement shall be deemed to have been made in the state of California and the validity of this agreement, and the construction, interpretation, and enforcement hereof, and the rights of the parties hereto relating to claims or causes of action arising in connection herewith shall be determined under, governed by, and construed in accordance with the laws of the state of California. This Agreement shall be and remain enforceable notwithstanding any bankruptcy or other insolvency proceeding by or against CBC or any Debtor. No amendment, modification, supplement, termination, consent, or waiver of or to any provision of this agreement nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by or on behalf of both of Senior Secured Party and Junior Secured Party.

         9. All notices or demands of any kind which may be required or desired under the terms of this letter agreement shall be served upon the Junior Secured Party by personal service or by mailing a copy thereof by first class mail, postage prepaid, at the following address: Radio Unica Corp., 8400 N.W. 52nd Street, Suite 101, Miami, Florida 33166, Attn: Joaquin F. Blaya. All notices or demands of any kind which may be required or desired under the terms of this letter agreement shall be served upon the Senior Secured Party by personal service or by mailing a copy thereof by first class mail, postage prepaid, at the following address: Foothill Capital Corporation, 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025, Attn: Business Finance Division Manager.

         10. This agreement is a continuing agreement, and, unless both the Senior Secured Party and the Junior Secured Party shall have specifically consented in writing to its earlier termination, this agreement shall remain in full force and effect in all respects until the earlier of (a) such time as all amounts owing to the Senior Secured Party under the Loan


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Foothill Capital Corporation                                October 26, 1998
                                                                      Page 5


Agreement are paid or otherwise satisfied in full in cash, the Senior Secured Party has no further commitment to extend credit facilities to CBC, the Debtors, or any of their affiliates, and the Senior Secured Party has released or terminated its security interest in the Senior Secured Collateral, or (b) such time as all claims of the Junior Secured Party under the Security Agreement are paid or otherwise satisfied in full in cash, the Junior Secured Party has no further obligations to CBC and the Debtors under the APA, and Junior Secured Party has released or terminated its security interest in the Junior Secured Collateral. In addition, upon the termination of this agreement in accordance with the provisions of clause (a) of this paragraph, Senior Secured Party agrees to deliver to Junior Secured Party any Pledged Property that is in the possession of Senior Secured Party at such time and that is subject to the security interest of Junior Secured Party under the Security Agreement as in effect at such time.

                                Very truly yours,


                                Radio Unica Corp.


                                By: /s/ Joaquin F. Blaya
                                    -----------------------
                                    Name: Joaquin F. Blaya
                                    Title: Chairman & CEO


Agreed and Acknowledged:



Foothill Capital Corporation


By: /s/ Thomas Sigurdson
    ----------------------
    Name: Thomas Sigurdson
    Title: Vice President




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Foothill Capital Corporation                                October 26, 1998
                                                                      Page 6


                                 ACKNOWLEDGMENT

         CBC and each of the Debtors has received a copy of; and has read, the foregoing agreement. CBC and each of the Debtors agrees to be bound by such agreement, and not to take any action that would breach or violate the terms thereof. CBC and each of the Debtors consents to the execution, delivery, and performance of such agreement by Senior Secured Party and Junior Secured Party, and agrees that CBC's and each of the Debtors' obligations to Senior Secured Party and Junior Secured Party are not diminished by such agreement. CBC and each of the Debtors acknowledges that it has no rights under the foregoing agreement and is not a third party beneficiary of such agreement.

         Dated as of the date first set forth above:

                           CHILDREN'S BROADCASTING CORPORATION, a
                           Minnesota corporation


                           By /s/ James G. Gilbertson
                              -----------------------
                           Name: James G. Gilbertson
                                 --------------------
                           Title: COO
                                 --------------------

                           CHILDREN'S RADIO OF NEW YORK, INC.,
                           a New Jersey corporation


                           By /s/ James G. Gilbertson
                              -----------------------
                           Name: James G. Gilbertson
                                 --------------------
                           Title: COO
                                 --------------------


                           CHILDREN'S RADIO OF DALLAS, INC.,
                           a Minnesota corporation


                           By /s/ James G. Gilbertson
                              -----------------------
                           Name: James G. Gilbertson
                                 --------------------
                           Title: COO
                                 --------------------


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Foothill Capital Corporation                                October 26, 1998
                                                                      Page 7


                           CHILDREN'S RADIO OF PHOENIX, INC.,
                           a Minnesota corporation


                           By /s/ James G. Gilbertson
                              -----------------------
                           Name: James G. Gilbertson
                                 --------------------
                           Title: COO
                                 --------------------


                           KAHZ-AM, INC.,
                           a Minnesota corporation


                           By /s/ James G. Gilbertson
                              -----------------------
                           Name: James G. Gilbertson
                                 --------------------
                           Title: COO
                                 --------------------


                           KIDR-AM, INC.,
                           a Minnesota corporation


                           By /s/ James G. Gilbertson
                              -----------------------
                           Name: James G. Gilbertson
                                 --------------------
                           Title: COO
                                 --------------------


                           WJDM-AM, INC.,
                           a Minnesota corporation


                           By /s/ James G. Gilbertson
                              -----------------------
                           Name: James G. Gilbertson
                                 --------------------
                           Title: COO
                                 --------------------